SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                 FORM 8-K

                             CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934





Date of Report
(Date of earliest event reported):      November 6, 2000




                   First Entertainment Holding Corp.
        (Exact name of registrant as specified in its charter)




    Nevada                        0-15435             84-0974303
(State or other jurisdiction (Commission File      (IRS Employer
of incorporation)                   Number)    Identification No.)




               5495 Marion Street, Denver, Colorado 80216
          (Address of principal executive offices) (Zip Code)





Registrant's telephone number, including area code (303) 382-1500




Item 5. Other Events.
     As of November 6,2000, an aggregate of 44,665,902 shares of the Registrant's $.008 par value common stock were issued and outstanding.


                               SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2000           FIRST ENTERTAINMENT HOLDING CORP.


                                       By: /s/ Howard B. Stern
                                          Howard B. Stern, Chief
                                          Executive Officer